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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 31, 2000

                             Commission File Number


                                    000-26225
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                             WIT CAPITAL GROUP, INC.
             (exact name of registrant as specified in its charter)


DELAWARE                                       13-3900397
(State or other jurisdiction                  (I.R.S. Employer jurisdiction
of incorporation or organization)             Industrial Identification Number)


             826 BROADWAY, SEVENTH FLOOR, NEW YORK, NEW YORK 10003
              (Address of principal executive offices) (Zip Code)

                                 (212) 253-4400
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 31, 2000 Wit Capital Group, Inc. ("Wit Capital") completed the acquisition of SoundView Technology Group, Inc. ("SoundView") pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 31, 1999, by and among Wit Capital, SoundView and W/S Merger Corp. ("Merger Sub"), a wholly owned subsidiary of Wit Capital. Merger Sub merged with and into SoundView, with SoundView surviving the merger as a wholly owned subsidiary of Wit Capital (the "Merger"). Wit Capital has obtained the required stockholder approval and regulatory approval in order to complete the Merger. The Merger Agreement is incorporated herein by reference to the Registration Statement on Form S-4 (File No. 333-92887) of Wit Capital filed with the Securities and Exchange Commission in connection with the Merger and an amendment to the Merger Agreement is filed as an exhibit hereto.

         In the Merger, each share of SoundView common stock was converted into the right to receive 5.073 shares of Wit Capital common stock. The terms of the Merger include a limited cash election feature whereby each SoundView stockholder who so elects and complies with the election and exchange procedures Wit Capital has established may receive $81.2387 in cash for up to 14.66% of the shares of SoundView common stock held by such holder, with each remaining share of SoundView common stock not exchanged for cash to be exchanged instead for 5.073 shares of Wit Capital common stock. Wit Capital also assumed outstanding options to acquire SoundView common stock and converted these into options to acquire Wit Capital common stock at the same exchange ratio used in the Merger for the outstanding SoundView common stock. No fractional shares of Wit Capital common stock will be issued in connection with the Merger. Instead, fractional shares will be exchanged for a proportional amount of cash. The terms of the Merger were determined through arm's-length negotiations between Wit Capital and SoundView. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for using the purchase method of accounting.

         Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Wit Capital's actual results, performance or achievements, or those of the industry in which it operates, to be materially different from any expected future results, performance or achievements expressed or implied in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those economic factors that affect the market for capital raising, including initial public offerings and those factors discussed in the Registration Statement on Form S-4 (File No. 333-92887) relating to the Merger and periodic reports filed from time to time with the Securities and Exchange Commission.

         A copy of Wit Capital's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99.1 hereto.

ITEM 5.    OTHER EVENTS

         On January 27, 2000, Wit Capital's stockholders held a special meeting (the "Special Meeting"). The Board of Directors called the Special Meeting in order to obtain stockholder approval on several proposals. The stockholders were asked to approve, and did approve, the Merger Agreement. The stockholders were also asked to approve, and did approve, two amendments to Wit Capital's Stock Incentive Plan. The first amendment presented to and approved by the stockholders increased the number of shares of Wit Capital common stock reserved for issuance under the Stock Incentive Plan from 17,500,000 shares to 27,350,000 shares. The second amendment presented to and approved by the stockholders limits the maximum number of options and other awards which may be granted under the Stock Incentive Plan to an employee in any fiscal year to 1 million shares of Wit Capital common stock.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Information

                  The following are incorporated into this document by reference to the Registration Statement on Form S-4 (File No. 333-92887) of Wit Capital Group, Inc., filed with the Securities and Exchange Commission in connection with the Merger:

                  (i) Independent Auditors Report;

                  (ii) SoundView Technology Group, Inc. Consolidated Statements of Financial Condition as of September 30, 1999 (unaudited), December 31, 1998 and 1997;

                  (iii) SoundView Technology Group, Inc. Consolidated Statements of Income for the nine months ended September 30, 1999 (unaudited) and 1998 (unaudited), and for the years ended December 31, 1998, 1997 and 1996;

                  (iv) SoundView Technology Group, Inc. Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 1999 (unaudited), and for the years ended December 31, 1998, 1997 and 1996;

                  (v) SoundView Technology Group, Inc. Consolidated Statements of Cash Flows for the nine months ended September 30, 1999 (unaudited) and 1998 (unaudited), and for the years ended December 31, 1998, 1997 and 1996; and

                  (vi) Notes to Consolidated Financial Statements.

         (b)      Pro Forma Financial Information

                  The following are incorporated into this document by reference to the Registration Statement on Form S-4 (File No. 333-92887) of Wit Capital Group, Inc., filed with the Securities and Exchange Commission in connection with the Merger:

                  (i) Wit Capital Group, Inc. Pro Forma Condensed Combined Statement of Financial Condition as of September 30, 1999 (unaudited);

                  (ii) Wit Capital Group, Inc. Pro Forma Condensed Combined Statement of Opera tions for the Nine Months ended September 30, 1999 (unaudited);



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                  (iii) Wit Capital Group, Inc. Pro Forma Condensed Combined
         Statement of Opera tions for the year ended December 31, 1998; and

                  (iv)  Notes  to  Pro  Forma   Condensed   Combined   Financial
         Statements.

         (c)      Exhibits

         2.1 -- First Amendment to Merger Agreement among Wit Capital Group, Inc., W/S Merger Corp. and SoundView Technology Group, Inc.

         4.1 --   Rights Agreement between Wit Capital Group, Inc. and
                  American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to the quarterly report of Wit Capital Group, Inc. on Form 10-Q for the period ended June 30, 1999).

         99.1 -- Press release issued by Wit Capital Group, Inc. on January 31, 2000 announcing the completion of Wit Capital Group, Inc.'s acquisition of SoundView Technology Group, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Wit Capital Group, Inc.
Dated: February 1, 2000

                                  By:  /s/ Ronald Readmond
                                       ----------------------------------------
                                       Ronald Readmond
                                       President and Co-Chief Executive Officer


                                  By:  /s/ M. Bernard Siegel
                                       ----------------------------------------
                                       M. Bernard Siegel
                                       Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number                               Exhibit
------                               -------

2.1 First Amendment to Merger Agreement among Wit Capital Group, Inc., W/S Merger Corp. and SoundView Technology Group, Inc.

4.1 Rights Agreement between Wit Capital Group, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to
         Exhibit 4.1 to the quarterly report of Wit Capital Group, Inc. on Form 10-Q for the period ended June 30, 1999).

99.1 Press release issued by Wit Capital Group, Inc. on January 31, 2000 announcing the completion of Wit Capital Group, Inc.'s acquisition of SoundView Technology Group, Inc.



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